                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS'

The Board of Directors
Triton PCS, Inc.:

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

      KPMG Peat Marwick LLP
/s/ _________________________________

Philadelphia

September 1, 1998